July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1996-B

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1996-B Supplement, dated as of March 26, 1996, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-B Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$1,003 .013889
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$0 .000000
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$1,000 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$3 .013889
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$0 .000000
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1996-B Certificates	$104,935,354 .72
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-B Certificates	$94,691,682 .89
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$8,860,722 .73
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$563,414 .17
12.	The Class A Investor Default Amount for the prior Monthly Period is	$4,169,373 .10
13.	The Class B Investor Default Amount for the prior Monthly Period is	$265,112 .63
14.	The Collateral Default Amount for the prior Monthly Period is	$385,630 .27
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on such Payment Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on such Payment Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on such Payment Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$270,312.50 $17,187.50 $25,000.00
24.	The Class A Pool Factor as of the Record Date for the Distribution Date is	0 .00000000
25.	The Class B Pool Factor as of the Record Date for the Distribution Date is	1 .00000000
26.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$0.00
27.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$0.00
28.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$41,250,000 .00
29.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$41,250,000 .00
30.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
31.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
32.	The Available Cash Collateral Amount as of the close of business on the Distribution Date is	$15,000,000 .00
33.	The Collateral Investor Amount as of the close of business on the Distribution Date is	$4,500,000 .00
34.	The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is	$15,000,000 .00
35.	The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.	The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.74%
37.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
38.	The Base Rate for the Prior Monthly Period is	3.94%
39.	The amount of Interchange with respect to the prior Monthly Period is	$781,250 .00
40.	The amount of Servicer Interchange for the prior Monthly Period is	$625,000 .00
41.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
42. 43 .	The amount on deposit in the Interest Funding Account as of the close of business on the Distribution Date is

The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is

		$134,623.96 $0.00
44.	Series 1996-B daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	1996-B	7.35%	7.35%

45.	Delinquent Balances
July 2004
The principal outstanding balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-C

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-C Supplement, dated as of November 3, 1999, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1999-C Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

The Series 1999-C Supplement was amended by Amendment Number Two dated as of June 26, 2003. As a result, the form of the Monthly Certificateholder's Statement for each Distribution Date beginning with the July 2003 Distribution Date has been revised to reflect the amendment. Item 33 has been revised to add the Yield from Excess Finance Charges to the Net Portfolio Yield. In addition, a new Item 35 has been inserted stating the Yield from Excess Finance Charges. The remaining items were renumbered accordingly.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$5 .750000
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$6 .000000
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$5 .750000
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$6 .000000
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1999-C	$41,973,348 .92
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-C	$37,876,157 .63
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$3,451,833 .43
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$276,600 .31
12.	The Class A Investor Default Amount for the prior Monthly Period is	$1,624,331 .39
13.	The Class B Investor Default Amount for the prior Monthly Period is	$130,161 .69
14.	The Collateral Default Amount for the prior Monthly Period is	$173,527 .05
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$421,250.00 $33,750.00 $45,000.00
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$252,750,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$252,750,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$20,250,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$20,250,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$27,000,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The percentage by which the Net Portfolio Yield plus the Yield from Excess Finance Charges for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	0.15%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Yield from Excess Finance Charges for the prior Monthly Period is	0.00%
36.	The Base Rate for the Prior Monthly Period is	8.53%
37.	The amount of Interchange with respect to the prior Monthly Period is	$312,500 .00
38.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
39.	Series 1999-C daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	1999-C	2.94%	2.94%

40.	Delinquent Balances
July 2004
The principal outstanding balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 1999-D

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 1999-D Supplement, dated as of November 3, 1999, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1999-D Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1999-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$1 .422222
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$1 .671111
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1 .422222
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1 .671111
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 1999-D	$83,948,115 .34
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 1999-D	$75,753,603 .96
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$6,678,493 .94
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$614,552 .94
12.	The Class A Investor Default Amount for the prior Monthly Period is	$3,142,709 .61
13.	The Class B Investor Default Amount for the prior Monthly Period is	$289,189 .91
14.	The Collateral Default Amount for the prior Monthly Period is	$424,206 .41
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$815,000.00 $75,000.00 $110,000.00
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$489,000,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$489,000,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$45,000,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$45,000,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$66,000,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The percentage by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.29%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Base Rate for the Prior Monthly Period is	4.39%
36.	The amount of Interchange with respect to the prior Monthly Period is	$625,000 .00
37.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
38.	Series 1999-D daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	1999-D	5.88%	5.88%

39.	Delinquent Balances
July 2004
The principal outstanding balance of Accounts which are 30, 60 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2000-C

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-C Supplement, dated as of August 25, 2000, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2000-C Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$5 .850000
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$1 .573333
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$5 .850000
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1 .573333
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2000-C	$93,335,765 .61
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2000-C	$82,066,296 .99
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,627,137 .85
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$665,851 .56
12.	The Class A Investor Default Amount for the prior Monthly Period is	$3,404,607 .53
13.	The Class B Investor Default Amount for the prior Monthly Period is	$313,332 .80
14.	The Collateral Default Amount for the prior Monthly Period is	$459,502 .28
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$882,916.67 $81,250.00 $119,166.67
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$529,750,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$529,750,000 .00
26.	The Class B Investor Amount after giving effect to any payments on the Distribution Date is	$48,750,000 .00
27.	The Class B Invested Amount after giving effect to any payments on the Distribution Date is	$48,750,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$71,500,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The amount on deposit in the Swap Reserve Fund as of the close of business on the Distribution Date is	$1,188,619 .20
34.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	4.96%
35.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
36.	The Base Rate for the Prior Monthly Period is	3.72%
37.	The amount of Interchange with respect to the prior Monthly Period is	$677,083 .34
38.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date)	$0.00
39.	The amount of the Net Swap Receipt for the related Transfer Date	$2,392,092 .01
40.	The amount of the Net Swap Payment for the related Transfer Date	$0.00
41.	Matters relating to the Interest Rate Swap:
    a. Has the Interest Reserve Account been established?
    b. Has the Interest Reserve Account been funded?
    c. Aggregate amount withdrawn from the Interest Reserve Account, if any
	d. Has the Interest Rate Swap been terminated?	Yes No $0.00 No
42.	Series 2000-C daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2000-C	6.37%	6.37%

43.	Delinquent Balances
July 2004
The principal outstanding balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2000-D

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2000-D Supplement, dated as of November 15, 2000, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2000-D Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$1 .351111
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$1 .564444
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1 .351111
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1 .564444
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2000-D	$125,921,464 .41
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2000-D	$113,629,761 .65
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$10,017,676 .55
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$921,829 .43
12.	The Class A Investor Default Amount for the prior Monthly Period is	$4,714,031 .59
13.	The Class B Investor Default Amount for the prior Monthly Period is	$433,784 .86
14.	The Collateral Default Amount for the prior Monthly Period is	$636,309 .65
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$1,222,500.00 $112,500.00 $165,000.00
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$733,500,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$733,500,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$67,500,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$67,500,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$99,000,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.95%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Base Rate for the Prior Monthly Period is	3.73%
36.	The amount of Interchange with respect to the prior Monthly Period is	$937,500 .00
37.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
38.	Series 2000-D daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2000-D	8.82%	8.82%

39.	Delinquent Balances
July 2004
The principal outstanding balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2001-A

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2001-A Supplement, dated as of February 23, 2001, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2001-A Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$1 .360000
2.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
3.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
4.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1 .360000
5.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2001-A	$132,917,022 .42
6.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2001-A	$119,942,454 .52
7.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
8.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$10,704,021 .78
9.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$908,166 .94
10.	The Class A Investor Default Amount for the prior Monthly Period is	$5,037,008 .40
11.	The Class B Investor Default Amount for the prior Monthly Period is	$427,355 .49
12.	The Collateral Default Amount for the prior Monthly Period is	$641,098 .86
13.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
14.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
15.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
17.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
18.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
19. 20 . 21.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$1,306,250.00 $110,833.33 $166,250.00
22.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$783,750,000 .00
23.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$783,750,000 .00
24.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$66,500,000 .00
25.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$66,500,000 .00
26.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
27.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
28.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$99,750,000 .00
29.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
30.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
31.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period	4.93%
32.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
33.	The Base Rate for the Prior Monthly Period is	3.75%
34.	The amount of Interchange with respect to the prior Monthly Period is	$989,583 .33
35.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
36.	Series 2001-A daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2001-A	9.31%	9.31%

37.	Delinquent Balances
July 2004
The principal outstanding balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2001-B

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2001-B Supplement, dated as of June 27, 2001, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2001-B Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$4 .666667
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$4 .916667
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$4 .666667
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$4 .916667
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2001-B	$111,930,348 .05
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2001-B	$101,004,375 .73
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,341,642 .60
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$655,540 .32
12.	The Class A Investor Default Amount for the prior Monthly Period is	$4,395,909 .54
13.	The Class B Investor Default Amount for the prior Monthly Period is	$308,477 .96
14.	The Collateral Default Amount for the prior Monthly Period is	$437,065 .18
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$1,140,000.00 $80,000.00 $113,333.33
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$684,000,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$684,000,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$48,000,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$48,000,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$68,000,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	1.33%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Base Rate for the Prior Monthly Period is	7.35%
36.	The amount of Interchange with respect to the prior Monthly Period is	$833,333 .33
37.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
38.	Series 2001-B daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2001-B	7.84%	7.84%

39.	Delinquent Balances
July 2004
The principal outstanding balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2001-C

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2001-C Supplement, dated as of October 23, 2001, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2001-C Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$3 .216667
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$3 .491667
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$3 .216667
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$3 .491667
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2001-C	$111,930,348 .05
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2001-C	$101,004,375 .73
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,341,642 .60
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$655,540 .32
12.	The Class A Investor Default Amount for the prior Monthly Period is	$4,395,909 .54
13.	The Class B Investor Default Amount for the prior Monthly Period is	$308,477 .96
14.	The Collateral Default Amount for the prior Monthly Period is	$437,065 .18
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$1,140,000.00 $80,000.00 $113,333.33
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$684,000,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$684,000,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$48,000,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$48,000,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$68,000,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	2.90%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Base Rate for the Prior Monthly Period is	5.78%
36.	The amount of Interchange with respect to the prior Monthly Period is	$833,333 .33
37.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
38.	Series 2001-C daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2001-C	7.84%	7.84%

39.	Delinquent Balances
The outstanding principal balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
July 2004
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2002-A

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2002-A Supplement, dated as of May 08, 2002, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2002-A Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$1 .271111
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$1 .528889
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1 .271111
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1 .528889
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2002-A	$111,930,347 .98
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2002-A	$101,004,375 .73
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$9,013,872 .38
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$764,839 .96
12.	The Class A Investor Default Amount for the prior Monthly Period is	$4,241,670 .58
13.	The Class B Investor Default Amount for the prior Monthly Period is	$359,912 .87
14.	The Collateral Default Amount for the prior Monthly Period is	$539,869 .28
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$1,100,000.00 $93,333.33 $140,000.00
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$660,000,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$660,000,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$56,000,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$56,000,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$84,000,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	5.04%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Base Rate for the Prior Monthly Period is	3.64%
36.	The amount of Interchange with respect to the prior Monthly Period is	$833,333 .33
37.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
38.	Series 2002-A daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2002-A	7.84%	7.84%

39.	Delinquent Balances
July 2004
The outstanding principal balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2002-B

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2002-B Supplement, dated as of October 31, 2002, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2002-B Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$1 .351111
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$1 .617778
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$1 .351111
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1 .617778
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2002-B	$104,934,789 .94
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2002-B	$94,691,682 .88
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$8,450,618 .06
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$717,021 .34
12.	The Class A Investor Default Amount for the prior Monthly Period is	$3,976,623 .58
13.	The Class B Investor Default Amount for the prior Monthly Period is	$337,410 .08
14.	The Collateral Default Amount for the prior Monthly Period is	$506,082 .34
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$1,031,250.00 $87,500.00 $131,250.00
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$618,750,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$618,750,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$52,500,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$52,500,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$78,750,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.92%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Base Rate for the Prior Monthly Period is	3.76%
36.	The amount of Interchange with respect to the prior Monthly Period is	$781,250 .00
37.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
38.	Series 2002-B daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2002-B	7.35%	7.35%

39.	Delinquent Balances
July 2004
The outstanding principal balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2002-C

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2002-C Supplement, dated as of November 26, 2002, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2002-C Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$2 .291667
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$1 .582222
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$2 .291667
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1 .582222
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2002-C	$104,934,789 .88
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2002-C	$94,691,682 .83
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$8,706,595 .96
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$614,552 .94
12.	The Class A Investor Default Amount for the prior Monthly Period is	$4,097,075 .61
13.	The Class B Investor Default Amount for the prior Monthly Period is	$289,189 .91
14.	The Collateral Default Amount for the prior Monthly Period is	$433,850 .48
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$1,062,500.00 $75,000.00 $112,500.00
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$637,500,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$637,500,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$45,000,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$45,000,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$67,500,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	3.99%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Base Rate for the Prior Monthly Period is	4.69%
36.	The amount of Interchange with respect to the prior Monthly Period is	$781,250 .00
37.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
38.	Series 2002-C daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2002-C	7.35%	7.35%

39.	Delinquent Balances
July 2004
The outstanding principal balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President

July 2004

MONTHLY CERTIFICATEHOLDER'S STATEMENT

Fleet Bank (RI), National Association

Fleet Credit Card Master Trust II

Series 2003-A

Under the Pooling and Servicing Agreement dated as of December 1, 1993, as amended and restated as of January 1, 2002, and as further amended by Amendment Number 1, dated as of April 1, 2002 (the "Amended and Restated Pooling and Servicing Agreement") among the Bank, as servicer (the "Servicer"), Fleet Credit Card Funding Trust ("FCCF"), as transferor (the "Transferor") and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as trustee (the "Trustee"), as supplemented by the Series 2003-A Supplement, dated as of February 27, 2003, as amended, by and among the Bank, as Servicer, FCCF, as Transferor and the Trustee, the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 2003-A Certificateholders. This statement relates to the August 16, 2004 Distribution Date (the "Distribution Date") and the performance of the Fleet Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2003-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class A Certificates	$2 .000000
2.	The total amount of the distribution on the Distribution Date per $1,000 original principal amount of Class B Certificates	$1 .537778
3.	The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates	$0 .000000
4.	The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the Class B Certificates	$0 .000000
5.	The amount of distribution set forth in paragraph 1 above in respect of interest per $1,000 original principal amount of the Class A Certificates	$2 .000000
6.	The amount of distribution set forth in paragraph 2 above in respect of interest per $1,000 original principal amount of the Class B Certificates	$1 .537778
7.	The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Series 2003-A	$104,934,789 .88
8.	The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Series 2003-A	$94,691,682 .83
9.	The aggregate amount of Reallocated Principal Collections with respect to the prior Monthly Period	$0.00
10.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates	$8,706,595 .96
11.	The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates	$614,552 .94
12.	The Class A Investor Default Amount for the prior Monthly Period is	$4,097,075 .61
13.	The Class B Investor Default Amount for the prior Monthly Period is	$289,189 .91
14.	The Collateral Default Amount for the prior Monthly Period is	$433,850 .48
15.	The aggregate amount of Class A Investor Charge-offs for the prior Monthly Period is	$0.00
16.	The aggregate amount of Class B Investor Charge-offs for the prior Monthly Period is	$0.00
17.	The aggregate amount of Collateral Charge-offs for the prior Monthly Period	$0.00
18.	The aggregate amount of Class A Investor Charge-offs reimbursed on the Distribution Date is	$0.00
19.	The aggregate amount of Class B Investor Charge-offs reimbursed on the Distribution Date is	$0.00
20.	The aggregate amount of Collateral Charge-offs reimbursed on the Distribution Date is	$0.00
21. 22 . 23.	The amount of the Class A Servicing Fee for the prior Monthly Period is

The amount of the Class B Servicing Fee for the prior Monthly Period is

The amount of the Collateral Servicing Fee for the prior Monthly Period is

		$1,062,500.00 $75,000.00 $112,500.00
24.	The Class A Investor Amount after giving effect to any payments on the Distribution Date is	$637,500,000 .00
25.	The Class A Invested Amount after giving effect to any payments on the Distribution Date is	$637,500,000 .00
26.	The Class B Investor Amount after giving effect to any payments on Distribution Date is	$45,000,000 .00
27.	The Class B Invested Amount after giving effect to any payments on Distribution Date is	$45,000,000 .00
28.	The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
29.	The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on the Distribution Date is	$0.00
30.	The Collateral Invested Amount as of the close of business on the Distribution Date is	$67,500,000 .00
31.	The amount on deposit in the Principal Funding Account as of the close of business on the Distribution Date is	$0.00
32.	The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is	$0.00
33.	The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds the Base Rate for such Monthly Period is	4.29%
34.	The Net Portfolio Yield for the prior Monthly Period is	8.68%
35.	The Base Rate for the Prior Monthly Period is	4.39%
36.	The amount of Interchange with respect to the prior Monthly Period is	$781,250 .00
37.	The Deficit Controlled Accumulation Amount (after giving effect to any activity on the Distribution Date) is	$0.00
38.	Series 2003-A daily percentages during the prior Monthly Period

		Floating Allocation Percentage	Principal Allocation Percentage
07/01/2004 - 07/30/2004	2003-A	7.35%	7.35%

39.	Delinquent Balances
July 2004
The outstanding principal balance of Accounts which are 30, 60, 90, 120 and 150 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:
Principal Account Balance

(a) 30-59 days: ...................................................... .............		$112,034,773.18
(b) 60-89 days: ...................................................... .............		$88,691,313.57
(c) 90-119 days: ..................................................... ............		$68,628,422.01
(d) 120-149 days: .................................................... ..........		$58,783,968.15
(e) 150 or more days: .................................................... ....		$58,123,883.18

	Total	$386,262,360.09

Fleet Bank (RI), National Association as Servicer

By:	/s/John S. Fioravanti
John S. Fioravanti
Vice President